                                                                    Exhibit 10.2

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


                           CUSTOMER TRANSFER AGREEMENT



         This serves to record the agreement (the "Agreement"), effective as of the 1st day of February, 1997 between DIGENE CORPORATION ("DIGENE") of 9000 Virginia Manor Road, Beltsville, MD 20705, U.S.A. and MUREX DIAGNOSTICS CORPORATION ("MUREX") of White Park House, White Park Road, Bridgetown, Barbados (the "Parties") relating to the transfer to DIGENE of the sales and customer lists of MUREX and its AFFILIATES for the diagnostic products as specified in
SCHEDULE 1 hereto in those countries specified in SCHEDULE 2 hereto. All currency amounts, including "$", set forth herein shall refer to United States currency.

1.       Definitions.

         1.1 "Affiliate" shall mean any Person that controls, is controlled by or is under common control with Murex or Digene, as the context may require. For purposes of this definition "control" shall mean: (a) in the case of corporate entities, direct or indirect ownership of at least fifty percent (50%) of the stock or shares entitled to vote for the election of directors; and (b) in the case of non-corporate entities, direct or indirect ownership of at least fifty percent (50%) of the equity interest with the power to direct the management and policies of such non-corporate entities.

         1.2 "Customer" shall mean any Person who purchases exclusive Products from Murex or any of its Affiliates in the Territory or purchases non-exclusive Products from Murex or any of its Affiliates in the Territory for HPV-testing purposes.

         1.3      "Effective Date" shall mean the date first set forth herein.

         1.4      "HPV" shall mean Human Papillomavirus.

         1.5      "HPV Information" shall have the meaning set forth in Section
                  2.1 hereof.

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.




         1.6 "Person" shall mean an individual, a corporation, a partnership, an association, a joint stock company, a trust, any unincorporated organization or a government or political subdivision thereof.

         1.7 "Products" shall mean the exclusive and non-exclusive products set forth on Schedule I attached hereto.

         1.8 "Territory" shall mean the counties set forth on Schedule II attached hereto.

2.       Transfer of Customer Lists and Consideration.

         2.1 Murex shall cause itself and its Affiliates to transfer all HPV Information in their possession to Digene. For purposes of this Agreement, HPV Information means the Customer lists relating to Customers in the Territory to whom Products have been sold in the previous 12 months, lists of Customers to whom Products have been sold in the Territory but not in the previous 12 months, lists of prospective Products Customers in the Territory and any mailing lists used by Murex or any of its Affiliates for sending information on Products to any current or prospective Customers in the Territory and the goodwill associated with such HPV Information. The aforesaid HPV Information shall only be used by Digene in its normal course of business, shall be confidential to the Parties and Digene shall not resell or provide the foregoing HPV Information to any other commercial organization unless it is included as part of the sale or joint venture of the business or Products lines. Without limitation of Murex's right to make use of its customer lists, the foregoing is not intended to preclude Murex's ability to continue to use its customer lists, which may include the HPV Information, for non-HPV purposes in the Territory and anywhere in the world or for any purpose outside the Territory in the countries as listed on
                  Schedule 3 attached hereto.

         2.2 Digene will pay Murex as consideration for the HPV Information a total payment of $2,702,750, which payment will be made as follows. Digene shall within 5 business days following the Effective Date pay $500,000 to an account specified by Murex. Within 5 business days following the Effective Date, Digene will place the remaining $500,000 in an escrow account specified by Murex (the "Escrow Payment") in accordance with the terms of the Escrow Agreement between the Parties of even date herewith (the "Escrow Agreement"), a form of which is attached as Exhibit "A" to this Agreement. Murex will direct the Escrow Agent (as defined in the Escrow Agreement) to release the Escrow Payment to Murex on April 1, 1997, if Murex has provided Digene with the HPV Information. In accordance with the terms of the Escrow Agreement, Digene shall have the right to instruct the Escrow

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.




                  Agent not to release the Escrow Payment. Digene agrees not to issue such contrary instructions if Murex has provided the HPV Information.

                  The payment of the remaining $1,702,750 will be made as follows. Digene will, on the Effective Date, deliver to the Escrow Agent an executed promissory note in the form of
                  Exhibit "B" hereto, effective as of [          ] (the "[    ]
                  Note"), in the amount of $[     ] payable to Murex in [     ]
                  installments, such subpayments to be made on the following dates and in the following amounts:


                                 [          ]


                  Murex will direct the Escrow Agent to release the [  ] Note to
                  Murex on or after [          ] if the Products sales target
                  levels set forth in Section 2.3 hereof are met. In accordance with the terms of the Escrow Agreement, Digene shall have the right to instruct the Escrow Agent not to release the July Note. Digene agrees not to issue such contrary instructions if the Products sales target levels are met.

                  Digene will, on the Effective Date, deliver to the Escrow Agent an executed promissory note in the form of Exhibit "C"
                  hereto effective as of [              ] (the "[      ] Note"),
                  in the amount of $[     ] payable to Murex in [            ]
                  installments, such subpayments to be made on the following dates and in the following amounts:


                                [           ]


                  Murex will direct the Escrow Agent to release the [         ]
                  Note to Murex on or after [             ] if the Products
                  sales target levels set forth in Section 2.3 hereof are met. In accordance with the terms of the Escrow Agreement, Digene shall have the right to instruct the Escrow Agent not to
                  release the [      ] Note. Digene agrees not to issue such
                  contrary instructions if the Products sales target levels are met.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.





                  All payments under the [  ] Note and the [      ] Note shall
                  be without right of set-off, withholding or counterclaim by Digene.

                  The obligations evidenced by the [  ] Note and the [        ]
                  Note are primary obligations of Digene hereunder. If for any
                  reason the [  ] Note or the [      ] Note are held to be
                  invalid or unenforceable, or are not issued because the Escrow Agreement is for any reason held to be invalid or unenforceable, Digene agrees to make such payments as are set forth in this Section 2.2 directly to Murex upon the respective scheduled payment dates, notwithstanding such invalidity or unenforceability, subject only to the satisfaction of the conditions provided in Section 2.3 hereof. The foregoing will only be applicable in the event of such invalidity or unenforceability and will not require Digene to make duplicate payments.

         2.3      The release to Murex of the [  ] Note and the [      ] Note
                  issued by Digene pursuant to Section 2.2 hereof are subject to Digene having made Product sales in the Territory of a minimum of US $[ ] per three month period in the most recent three month period immediately preceding the release of the [ ]
                  Note or the [      ] Note, as applicable, for which sales
                  figures are available. If such minimum Product sales target levels are not met in the three month period immediately
                  preceding the release of the [  ] Note or the [      ] Note,
                  as applicable, the Escrow Agent will be instructed by Murex to
                  release the [  ] Note or the [      ] Note, as applicable, to
                  Digene. Notwithstanding the aforesaid, if the three month sales minimum referenced herein is not met due to any default by Digene in the timely delivery of Product to customers in the Territory or in the quantity and meeting the specification, quality and performance claims of Digene, then this Section 2.3 shall be of no effect.

         2.4 In the event conflicting instructions are given to the Escrow Agent regarding the release from escrow of any of the Escrow
                  Payment, the [  ] Note or the [      ] Note as described in
                  Section 2.2, the Parties agree to submit any such dispute to arbitration immediately, and to inform the Escrow Agent of such arbitration proceeding.

3.       Miscellaneous.

         3.1 Arbitration. Subject to the provisions of the Federal Arbitration Act, 9 U.S.C. Section 1 et. seq., any claim, controversy or dispute arising out of or relating to this Agreement or any interpretation or breach thereof or performance thereunder, including without limitation any dispute concerning the scope of this arbitration provision, shall be settled by submission to final

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.




                  and binding arbitration ("Arbitration") for determination, without any right by any Party to a trial de novo in a court of competent jurisdiction. The Arbitration and all pre-hearing, hearing, post-hearing arbitration procedures shall be conducted in accordance with the Commercial Arbitration Rules (the "Commercial Rules") of the American Arbitration Association (herein referred to as the "Association") as supplemented hereby. The Arbitration hearing shall take place in Washington, D.C. All pre-hearing and post-hearing matters and procedures shall take place at such place and manner, including telephonically, as shall be agreed by the Parties. In the event the parties fail to reach agreement regarding the foregoing, the chair of the Arbitration panel shall determine the manner and location of such matters. In addition to the Commercial Rules, the Parties shall also follow the procedures described below:

                  3.1.1 The Party seeking Arbitration shall give notice of a demand to arbitrate (herein referred to as the "Demand") to the other Party and to the Association. The Demand shall include (i) the nature of the claim that is being asserted and the remedy or relief that is requested, or the issues to be determined if no claim is being asserted, (ii) a copy of this arbitration provision, and (iii) unless the Parties shall have otherwise agreed upon the mutual selection of a single arbitrator, the designation of one arbitrator, who shall have no prior or existing personal or financial relationship with the designating Party.

                  3.1.2 Within thirty (30) days after receipt of the Demand, the other Party shall give notice (herein referred to as the "Response") to the Party that demanded arbitration, and to the Association, of (i) any additional issues to be arbitrated, (ii) its answer to the claims or issues raised by the Party that sent the Demand, and (iii) its designation of a second arbitrator, who shall have no prior or existing personal or financial relationship with the designating Party.

                  3.1.3 If a Response designating a second arbitrator is not received within the above-mentioned thirty (30) day period, the Association shall immediately designate the second arbitrator.

                  3.1.4 The two arbitrators as designated pursuant to the foregoing provision shall then designate a third arbitrator within ten (10) days after the designation of the second arbitrator. If the two arbitrators cannot agree on the designation of the third arbitrator within the ten (10) day period allotted, the Association shall designate the third arbitrator. Such third

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.




                           arbitrator designated pursuant to this Section 3.1.4 shall be the chair of the Arbitration panel.

                  3.1.5 The Arbitration panel as designated above shall proceed with the Arbitration by giving notice to all Parties of its proceedings and hearings in accordance with the Association's applicable procedures. Within 15 days after all three arbitrators have been appointed or at such other time as shall be agreed by the Parties, an initial meeting among the chair of the Arbitration panel and counsel for the Parties shall be held for the purpose of establishing a plan for administration of the Arbitration, including: (i) definition of issues; (ii) scope, timing and type of discovery, which may at the discretion of the arbitrators include production of documents in the possession of the Parties, but may not, without the consent of the Parties, include depositions; (iii) exchange of documents and filing of detailed statements of claims and pre-hearing memoranda; (iii) schedule and place of hearings; and (iv) any other matters that may promote the efficient, expeditious and cost-effective conduct of the proceeding. The substantive law of the State of Maryland shall be applied by the arbitrators to the resolution of the dispute, provided that the arbitrators shall base their decision on the express terms, covenants and conditions of this Agreement. The arbitrators shall be bound to make specific findings of fact and reach conclusions of law, based upon the submissions and evidence of the Parties, and shall issue a written decision explaining the basis for the decision and award. The arbitrators shall have the authority to issue instructions to the Escrow Agent in connection with any dispute pertaining to the Escrow Agreement.

                  3.1.6 The Parties agree that the arbitrators shall have no power to alter or modify any express provision of this Agreement or to render any award which, by its terms, effects any such alteration or modification.

                  3.1.7 Upon written demand to any Party to the Arbitration for the production of documents and things (including computer discs and data) reasonably related to the issues being arbitrated, the Party upon which such demand is made shall promptly produce, or make available for inspection and copying, such documents or things without the necessity of any action by the arbitrators, provided, however, that no such demand shall be effective if made within the twenty (20) day period prior to the first day of the Arbitration hearing.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.




                  3.1.8 Subject to the limitations imposed by Section 3.1.5, the arbitrators shall have the power to grant any and all relief and remedies, whether at law or in equity, including provisional relief, that the courts in the State of Maryland may grant and such other relief as may be available under the Commercial Rules, other than punitive damages. Any award of the arbitrators shall include pre-award and post-award interest at the applicable rate or rates under Maryland law. The decision of the arbitrators shall be final and as an "award"within the meaning of the Commercial Rules and the Federal Arbitration Act and judgment upon the arbitration award may be entered in the United States District Courts of Maryland ("Maryland District Courts") or any other court having jurisdiction, as if it were a judgment of that court. The Parties to this Agreement expressly consent to the jurisdiction of the Association, including, without limitation, reasonable attorney's fees and the Parties waive any objection they may have as to jurisdiction and venue regarding the Maryland District Courts.

                  3.1.9 The Arbitration panel is specifically authorized to award attorney's fees and expenses to the prevailing Party, as determined by the Arbitration panel.

         3.2      Entire Agreement.

                  This Agreement including the Exhibits and Schedules attached hereto and the Escrow Agreement, the [ ] Note and the
                  [      ] Note set forth the entire agreement and understanding
                  between the Parties relative to the transfer of the HPV Information and the payment therefor and supersede all other agreements, oral and written, heretofore made between the Parties, with respect to the transfer of the HPV Information and the payment therefor. Any amendment hereto must be in writing and signed by an authorized representative of each of Digene and Murex.

         3.3 Captions. Section titles or captions contained herein are for reference only and shall not be considered in construing this Agreement.

         3.4 Notices. All notices and requests required or authorized hereunder, shall, except where specifically provided otherwise, be given in writing, and delivered either by personal delivery to the Party to whom notice is to be given, or sent by registered mail or by an internationally recognized express delivery service, addressed to the Party intended at the address set forth below. The date of delivery in the case of personal or mail delivery or the date upon which it is deposited with the express delivery service in the case of

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.




                  notice by express delivery service, shall be deemed to be the date of such notice.

                  Digene:           Digene Corporation
                                    9000 Virginia Manor Road
                                    Beltsville, MD  20705
                                    Attn:  President or Executive Vice President

                  Murex:            Murex Diagnostics Corporation
                                    White Park House, White Park Road
                                    Bridgetown, Barbados
                                    Attn:  Managing Director

         3.5 Waivers. The waiver by either Party of any breach or alleged breach of any provision hereunder shall not be construed to be a waiver of any concurrent, prior or succeeding breach of said provision or any other provision herein.
                  Any waiver must be in writing.

         3.6 Press Release and Other Permitted Disclosures Regarding the Agreement.

                  3.6.1 Press Releases. Each of Digene and Murex agree not to announce this Agreement by press release or other form of communication without the written approval of the other Party.

                  3.6.2 Permitted Disclosure. The Parties agree to keep the terms of this Agreement confidential with exception of such information which in the opinion of counsel to the disclosing party is required to be disclosed by applicable law, rule, regulation or generally accepted accounting practice, including any rules of applicable stock exchanges and other self-regulatory authorities or organizations on which the Parties or their Affiliates are listed. Provided, however, that in the event a Party or its Affiliate shall be required to disclose any of the terms of this Agreement, whether pursuant to subpoena, deposition, interrogatory, or otherwise, or a Party or its Affiliate shall otherwise propose to disclose any of the terms of this Agreement (except in connection with such Party's or such Affiliate's required disclosure under any applicable securities laws, the rules of any applicable stock exchange or other self regulatory authority or organization or other reporting requirements) such disclosing Party shall provide the other Party with prompt written notice of such requirement so that the other Party may seek a protective order or other appropriate remedy and/or waive compliance with the terms of this Agreement. Notwithstanding the foregoing, except as

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.




                           otherwise required by the provisions of Section 3.6.1 hereof, (i) no prior written notice shall be required in connection with any Party's (or its Affiliate's) required compliance with applicable securities laws, the rules of any applicable stock exchange or other self-regulatory authority or organization or other reporting requirements; and (ii) any Party shall be permitted to submit this Agreement as evidence in any proceeding in connection with any dispute between the Parties. The provisions of this Section 3.6.2 shall not restrict a Party from making any disclosure of any terms of this Agreement to the extent such terms become generally available to the public (other than as a result of a disclosure by such Party in violation of this Agreement), or restrict the ability of the Parties from making disclosure to the extent such disclosure is required for the effective undertaking by the Parties of their respective rights and obligations hereunder. By way of example and not in limitation of the foregoing, Murex shall be entitled to disclose to proposed customers the fact that it is acting as an authorized agent of Digene.

         3.7 Governing Law. This Agreement, and all of the rights and duties in connection therewith, shall be governed by and construed under the law of the State of Maryland, U.S.A., without regard to conflicts of laws principles, applicable to agreements made and to be performed in that State.

         3.8 Counterparts; Effectiveness of Agreement. This Agreement shall be executed in counterparts, each of which shall be deemed an original but both of which together shall constitute the same instrument.

         In consideration of the mutual covenants and conditions herein set forth, the parties have executed this Agreement as of the day and year above written.


Murex Diagnostics Corporation          Digene Corporation

Signature /s/ LYNWOOD BELL             Signature /s/ EVAN JONES
         --------------------                   ----------------

By: Lynwood Bell                       By: Evan Jones

Title: Managing Director               Title: President & CEO

Date      3/3/97                       Date        3/3/97
    -------------------------              ---------------------

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.




                              SCHEDULE I - PRODUCTS
                               EXCLUSIVE PRODUCTS

                                                                                                  Digene Part
Exclusive Product Description                                                                     Number*
-----------------------------                                                                     -------

HUMAN PAPILLOMAVIRUS DETECTION KIT
Human Papillomavirus (HPV) DNA Assay (6/11/42/43/44 and                                           4401-1030
16/18/31/35/45/51/52/56)
HPV DNA Test Panel                                                                                4401-1024
Digene Specimen Collection Kit                                                                    4203-0020
Digene Sample Transport Medium                                                                    4203-1030
Human Papillomavirus (HPV) Target: LI Region (Consensus) Probe Groups                             4603-1100
(6/11/42/43/44 and 16/18/31/35/39/45/51/52/56/68)

INDIVIDUAL HPV PROBE PACKS:
HPV Type 6/11                                                                                     4401-1611
HPV Type 16                                                                                       4401-1016
HPV Type 18                                                                                       4401-1018
HPV Type 31                                                                                       4401-1031
HPV Type 33                                                                                       4401-1033
HPV Type 35                                                                                       4401-1035
HPV Type 42                                                                                       4401-1042
HPV Type 43                                                                                       4401-1043
HPV Type 44                                                                                       4401-1044
HPV Type 45                                                                                       4401-1045
HPV Type 51                                                                                       4401-1051
HPV Type 52                                                                                       4401-1052
HPV Type 56                                                                                       4401-1056



                             NON-EXCLUSIVE PRODUCTS

                                                                                                  Digene Part
Non-Exclusive Product Description                                                                 Number*
---------------------------------                                                                 -------

HYBRID CAPTURE SYSTEM EQUIPMENT AND ACCESSORIES
DCR-1 Luminometer                                                                                 4300-1010
Rotary Shaker Assembly (22v)                                                                      4300-1025
Printer Paper (DCR-1 Compatible)                                                                  4300-1012
Wash Apparatus                                                                                    4301-1001
Decanting Racks                                                                                   4301-1002
Hybridization Rack                                                                                4301-1003
Disposable Transfer Pipettes                                                                      4301-1500
Luminometer Validation Reagents                                                                   4400-1000
Hybridization Tube Caps (red)                                                                     4400-1040
Hybridization Tube Caps (green)                                                                   4400-1041
SHARP Signal System Assay                                                                         4600-1192


--------
*        Represents all current products within such part number category.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.




                             SCHEDULE II - TERRITORY


EUROPE

Germany
Switzerland
Austria
Belgium
Netherlands
Luxembourg
France
Italy
Spain
United Kingdom


EASTERN EUROPE

Poland
Czech and Slovak Republics
Hungary
Romania
Commonwealth of Independent States
Bulgaria
Estonia
Slovenia
Croatia
Macedonia
Lithuania

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.




                         SCHEDULE III - OTHER TERRITORY


Denmark
Finland
Ireland
Norway
Portugal
Sweden
Greece - for HPV Hybrid Capture products only
Africa - all countries
United Arab Emirates
Saudi Arabia

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.




                                                                       EXHIBIT A

                                ESCROW AGREEMENT


         THIS ESCROW AGREEMENT, dated as of the 1st day of February, 1997, among Murex Diagnostics Corporation ("Murex"), a corporation organized and existing under the laws of Barbados, Digene Corporation, a Delaware corporation (the "Company"), and Reid & Priest LLP (the "Escrow Agent"). Capitalized terms used herein and not defined shall have the meanings ascribed to such terms in that certain Customer Transfer Agreement, dated of even date herewith, by and between Murex and the Company (the "Customer Transfer Agreement") a copy of which is attached hereto as Appendix A.

                              W I T N E S S E T H:

         WHEREAS, simultaneously with the execution of this Agreement, Murex and the Company are entering into the Customer Transfer Agreement, which provides, among other things, for the transfer by Murex to the Company of the HPV Information;

         WHEREAS, pursuant to the Customer Transfer Agreement, the Company is required to place $500,000 in escrow within five (5) business days of the date hereof, to be disbursed in connection with the provision by Murex to the Company of the HPV Information;

         WHEREAS, pursuant to the Customer Transfer Agreement, the Company is required to place in escrow two promissory notes (the "Notes"), which are to be released from escrow at designated times if the sales of the Company's Products meet certain sales target levels, as described in Section 2.3 of the Customer Transfer Agreement; and

         WHEREAS, the parties to this Agreement desire to define the terms and conditions pursuant to which the Escrow Agent shall hold and release such funds or portions thereof and Notes;

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants contained herein, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

         1. Establishment of Escrow. Pursuant to Section 2.2 of the Customer Transfer Agreement, the Company shall deliver in escrow $500,000 to the Escrow Agent (the "Escrow Funds"), which will be invested by the Escrow Agent in an interest bearing account maintained by the Escrow Agent at Citibank, N.A. Upon delivery of the Escrow Funds, the Escrow Agent shall acknowledge receipt of the Escrow Funds in escrow pursuant to the terms and conditions of this Agreement. Upon prior notice to the Company and Murex, the Escrow Agent may deposit the Escrow Funds in another commercial bank comparable to Citibank, N.A. in New York, New York.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.




         2. Escrow of Notes. Pursuant to Section 2.2 of the Customer Transfer Agreement, the Company has delivered in escrow (a) a promissory note in the form of Exhibit A hereto, fully executed by the Company ("Note A"), and (b) a promissory note in the form of Exhibit B hereto, fully executed by the Company ("Note B"). The Escrow Agent acknowledges receipt of the Notes in escrow pursuant to the terms and conditions of this Agreement.

         3. Disbursement of Escrow Funds; Delivery of Notes. Subject to the provisions of Paragraph 4 below, the Escrow Funds will be disbursed, and Notes will be issued to Murex or the Company, as applicable, as follows:

                  (a) Request for Funds. Murex shall, at any time provide a written request for the Escrow Funds ("Request for Funds") to the Escrow Agent and to the Company. Such Request for Funds shall certify that Murex has delivered to the Company the HPV Information.

                  (b) Disbursement of Funds. Unless the Escrow Agent shall have received a Stop Order (as defined herein) from the Company on or before the fifteenth (15th) day following the Escrow Agent's receipt of a Request for Funds, the Escrow Agent shall disburse the Escrow Funds to Murex on the eighteenth (18th) day following its receipt of a Request for Funds, but in no event earlier than April 1, 1997. A "Stop Order" shall mean a written notice from the Company certifying that Murex has not delivered the HPV Information to the Company. Any Stop Order provided by the Company to the Escrow Agent under this Agreement must also be provided by the Company to Murex.

                  (c) Stop Order. Upon receipt of a Stop Order, the Escrow Agent shall withhold any disbursement of the Escrow Funds until the Escrow Agent receives written instructions from the Company directing the disbursement of the Escrow Funds, or until the Escrow Agent receives instructions from an arbitration panel or other tribunal in a proceeding to which Murex and the Company are parties, in accordance with the provisions of Paragraph 5 hereof.

                  (d) Requests for Note A and Note B. As applicable, Murex shall, on or after June 1, 1997, provide a written request for Note A ("Request for Note A") and, on or after October 1, 1997, provide a written request for Note B ("Request for Note B"), to the Escrow Agent and to the Company. Such Request for Note A and Request for Note B shall certify that the requisite target sales levels, as described in
         Section 2.3 of the Customer Transfer Agreement pertaining to the conditions for the release of Note A, or Note B, as applicable, have been met.

                  (e) Release of Note A and Note B to Murex. Following the Escrow Agent's receipt of a Request for Note A or a Request for Note B, unless the Escrow Agent shall have received a Non-Release Order (as defined herein) from the Company pertaining to the applicable Note on or before the fifteenth (15th) day following the

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.




         Escrow Agent's receipt of such Request for Note A or Request for Note B, as applicable, the Escrow Agent shall release Note A to Murex on the eighteenth (18th) day following its receipt of a Request for Note A,
         but in no event earlier than [          ], and shall release Note B to
         Murex on the eighteenth (18th) day following its receipt of a Request
         for Note B, but in no event earlier than [              ]. A
         "Non-Release Order" shall mean a written notice from the Company certifying that the requisite target sales levels, as described in
         Section 2.3 of the Customer Transfer Agreement, have not been met. Any Non-Release Order provided by the Company to the Escrow Agent under this Agreement must also be provided by the Company to Murex.

                  (f) Non-Release Order. Upon receipt of a Non-Release Order in respect of Note A or Note B, the Escrow Agent shall withhold any release of Note A or Note B, as applicable, until the Escrow Agent receives written instructions from the Company directing the release to Murex of Note A or Note B, as applicable, or until the Escrow Agent receives instructions from an arbitration panel or other tribunal in a proceeding to which Murex and the Company are parties, in accordance with the provisions of Paragraph 5 hereof.

                  (g) Release of Note A or Note B to Digene. In the event the requisite sales target levels, as set forth in Section 2.3 of the Customer Transfer Agreement, are not met in the time period prior to
         [          ] or [              ], as applicable, Murex shall provide
         written instructions to the Escrow Agent providing for the release of Note A or Note B, as applicable, to Digene. The Escrow Agent shall release Note A or Note B, as applicable, to Digene no later than the third (3rd) day following its receipt of such instructions from Murex.

                  (h) Interest. All interest earned on the Escrow Funds shall be added to the Escrow Funds and disbursed by the Escrow Agent with the Escrow Funds to the party entitled to the Escrow Funds.

         4. Termination of Escrow. Except as otherwise provided in Paragraph 5(d) hereof, the escrow arrangements provided for under this Agreement shall terminate at the earlier to occur of (a) the release of the Escrow Funds, together with all interest thereon, and the Notes in accordance with the provisions of Paragraph 2 hereof or (b) the mutual agreement of Murex and the Company to terminate this Agreement. In the event Murex and the Company elect to terminate this Agreement, they shall provide the Escrow Agent with joint instructions with respect to the disbursement of the Escrow Funds and the Notes remaining in escrow, as applicable.

         5. Rights, Duties and Responsibilities of the Escrow Agent. It is understood and agreed that the duties of the Escrow Agent are purely ministerial in nature, and are limited to those expressly set forth in this Agreement. It is further agreed that:

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.




                  (a) The Escrow Agent shall not be required to enforce the Customer Transfer Agreement, or any other agreement between the Company and Murex. In addition, the Escrow Agent shall not be responsible for the performance under or compliance by the Company or Murex of their respective obligations under this Agreement or for verifying the accuracy or completeness of any certificate, demand or other document submitted to it by either the Company or Murex or both.

                  (b) The Escrow Agent shall have the right to act in reliance upon any document, instrument or signature believed by it to be genuine and to assume that any person purporting to give notice or instructions pursuant to this Agreement or in connection with any transaction to which this Agreement relates has been duly authorized to do so. The Escrow Agent shall not be obligated to make any inquiry as to the authority, capacity, existence or identity of any person purporting to give such notice or instructions.

                  (c) Disbursement of Escrow Funds and release of the Notes by the Escrow Agent from escrow under this Agreement shall be to Murex or the Company, as the case may be, to the address or the account set forth in the notice of payment, and shall not be to any third party.

                  (d) In the event that the Escrow Agent shall be uncertain as to its duties or rights hereunder or shall receive instructions with respect to the Escrow Funds or Notes which, in its sole opinion, are in conflict with either other instructions received by it or any provision of this Agreement, or shall receive an objection to the making of any requested disbursement, the Escrow Agent shall be entitled to hold the Escrow Funds and/or the Notes pending the resolution of such uncertainty, conflict, dispute or objection, to the Escrow Agent's sole satisfaction, by written agreement of the Company and Murex or by final judgment of an arbitration panel or other tribunal of competent jurisdiction; or the Escrow Agent, at its option, may deposit the Escrow Funds and the Notes in the registry of a court or arbitration tribunal of competent jurisdiction in a proceeding to which all parties in interest are joined.

                  (e) The Escrow Agent shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the rights or powers conferred upon it by this Agreement, and may consult with counsel of its own choice and shall have full and complete authorization and protection for any action taken or suffered by it hereunder in good faith and in accordance with the opinion of such counsel.

                  (f) The Company acknowledges that the Escrow Agent has represented affiliates of Murex in connection with corporate and litigation matters, and may continue to represent Murex or its affiliates in the future.

         6. Fees. The Escrow Agent shall receive an annual fee of $1,000 for acting as the escrow agent hereunder, payable upon commencement of this Agreement and each

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.




anniversary date hereof, and shall be reimbursed for all expenses incurred in connection with its services under this Agreement. The Company and Murex shall each be responsible for fifty (50%) percent of such fees and expenses.

         7. Resignation. The Escrow Agent may resign and be discharged from its duties or obligations hereunder by giving notice in writing of such resignation specifying a date when such resignation shall take effect. In the case of the Escrow Agent's resignation or discharge, its only duty shall be to hold and dispose of the Escrow Funds and the Notes in accordance with the original provisions of this Agreement until a successor escrow agent shall be appointed and written notice of the name and address of such successor escrow agent shall be given to the original Escrow Agent by the Company and Murex, whereupon the Escrow Agent's only duty shall be to pay or transfer over to the successor escrow agent the Escrow Funds and Notes remaining in escrow and to deliver a statement reflecting any previous disbursements in accordance with the terms of this Agreement.

         8. Indemnification and Contribution. The Company and Murex each agrees to indemnify the Escrow Agent for and hold it harmless against any loss, liability or expense (including reasonable attorneys' fees) incurred without negligence or bad faith on the part of the Escrow Agent arising out of or in connection with its entering into this Agreement and carrying out its duties hereunder, including the costs and expenses of defending itself against any claim of liability hereunder.

         9. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New York (without giving effect to conflicts of laws). Any proceeding or arbitration brought by the Escrow Agent under this Agreement may be instituted in the City of New York, State of New York, and neither the Company nor Murex shall object to such jurisdiction.

         10. Assignment. This Agreement shall be binding upon the parties hereto and their respective successors, assigns, heirs and administrators; provided, however, that any assignment or transfer by the Company or Murex of its rights under this Agreement or with respect to the Escrow Funds and the Notes shall be void as against the Escrow Agent unless: (a) notice thereof shall be given to the Escrow Agent, and (b) the Escrow Agent shall have consented to such assignment and transfer.

         11. Notices. All notices, requests and other materials required to be given in connection with this Agreement shall be in writing and delivered in person or by internationally recognized overnight courier delivery service, sent by facsimile or sent by registered or certified mail, return receipt requested, and addressed as follows:

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.




                  To Murex at:

                  Murex Diagnostics Corporation
                  White Park House
                  White Park Road
                  Bridgetown, Barbados
                  Attn:    Managing Director
                  FAX:     809-497-3801

                  With a copy to:

                  Murex Biotech Limited
                  Central Road, Temple Hill
                  Dartford, Kent
                  England
                  Attn:    Vice President and General Manager
                  FAX:     44-1322-294749

                  To the Company at:

                  Digene Corporation
                  9000 Virginia Manor Road
                  Beltsville, Maryland  20705
                  Attn:    President or Executive Vice President
                  FAX:     (301) 470-6496

                  To the Escrow Agent at:

                  Reid & Priest LLP
                  40 West 57th Street
                  New York, New York  10019
                  Attn:    Bruce A. Rich, Esq.
                  FAX:     (212) 603-2001

or to such address as any party hereto may duly give to the other parties hereto. Notices shall be effective upon actual receipt by the party to whom notice was intended.

         12. Entire Agreement; Modification. This Agreement sets forth the entire agreement among the parties hereto with respect to the subject matter herein, and cannot be amended or modified except by an agreement in writing executed by the parties hereto.

         13. Severability. If any provision of this Agreement or the application thereof to any person or circumstance shall be determined to be invalid or unenforceable, the remaining provisions of this Agreement or the application of such provision to persons or circumstances

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.




other than those to which it is held invalid or unenforceable shall not be affected thereby and shall be valid and enforceable to the fullest extent permitted by law.

         14. Execution in Counterparts. This Agreement may be executed in counterparts, and all of such counterparts shall constitute one instrument, binding on all of the parties hereto.

         15. Interpretation. For purposes of this Agreement, "day" shall be a calendar day, and should the day for performance be a day which is a legal holiday in the State of New York or which is a day when banks chartered in the State of New York are closed, the day for performance shall be the next succeeding day which is not a legal holiday and on which such banks are open.

         16. Captions. All captions are for convenience only and shall not limit or define the text hereto.

         IN WITNESS WHEREOF, this Escrow Agreement has been executed by the parties as of the date first above written.


                                        MUREX DIAGNOSTICS CORPORATION


                                        By: ____________________
                                                 Name:
                                                 Title:


                                        DIGENE CORPORATION


                                        By: ____________________
                                                 Name:
                                                 Title:


                                        REID & PRIEST LLP


                                        By: ____________________
                                                 Name:
                                                 Title:

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.







THIS NOTE WAS ORIGINALLY ISSUED ON [          ] AND HAS NOT BEEN REGISTERED
UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY COMPARABLE STATE SECURITIES LAW. THE TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN RESTRICTIONS SET FORTH HEREIN.


                                                                       EXHIBIT B


                                 PROMISSORY NOTE

$[     ]                                                            [          ]


                  FOR VALUE RECEIVED, Digene Corporation ("Maker") hereby promises to pay to the order of Murex Diagnostics Corporation or its assigns
(the "Payee") the principal sum of [   ] Dollars ($[   ]), payable in
installments in the payment schedule provided herein, upon the terms hereinafter set forth.

                  The payments to be made hereunder by Maker shall be payable to the Payee on such dates and in such amounts as follows:


                        [                           ]

         The Maker of this Note shall be entitled to prepay this Note, without premium or penalty, in whole or in part, at any time.

         All payments under this Note shall be made in lawful currency of the United States to such place as shall be designated in writing by the Payee, and without setoff, withholding or counter-claim.

         The following events shall constitute an "Event of Default" hereunder:

                  (a) The failure of Maker to make any payment within thirty
(30) days of the date when due hereunder; or

                  (b) The filing by Maker of a voluntary petition of bankruptcy or a voluntary petition or answer seeking reorganization, arrangement, or readjustment of its

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.




debts, or any other relief under any applicable bankruptcy laws or insolvency laws, state, federal, or other, within the United States, or outside the United States, now or hereafter existing, or any agreement by Maker indicating consent to, approval or acquiescence in any such petition or proceeding; or

                  (c) The application by Maker or the consent or acquiescence of Maker in the appointment of a receiver or trustee for all or a substantial part of any of its properties; or

                  (d) The making by Maker of a general assignment for the benefit of creditors; or

                  (e) The inability of Maker or the admission of Maker in writing of its inability to pay its debts as they mature; or

                  (f) The filing of an involuntary petition against Maker seeking reorganization, arrangement or readjustment of its debts or for any other relief under any applicable bankruptcy laws or insolvency laws, state, federal, or other, within the United States or outside the United States, now or hereafter existing, or the involuntary appointment of a receiver or trustee of Maker all or a substantial part of its property or assets, or the issuance of a warrant of attachment, or execution of similar process against a substantial part of the property of Maker and the continuance of such for sixty (60) days undismissed or undischarged.

         Upon the occurrence of an Event of Default, as defined herein, at the option of the Payee or any assignee or holder of this Note and without demand, presentation, or notice of any kind, any and all of the indebtedness represented by this Note may be declared and thereupon immediately shall mature and become due and payable, and the holder may exercise any rights available to the holder by operation of law. It is agreed that the failure of the Payee to exercise any right to accelerate the maturity of the indebtedness hereunder, or indulgence granted, from time to time, shall in no event be considered as a waiver of such right of acceleration or prevent the Payee from exercising such right.

         Maker will from time to time and at all times hereafter upon every reasonable request of the Payee do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered all such further acts, assignments, transfers, conveyances, powers of attorney and assurances as may be required by the Payee in order to effectively carry out the purposes and intents evidenced by this Note.

         Time is of the essence in the payment and performance of this Note.

         MAKER HEREBY WAIVES PRESENTMENT, DEMAND, PROTEST AND NOTICE OF
DISHONOR.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.




                  Upon the occurrence of an Event of Default by Maker hereunder, Maker shall pay all reasonable attorney's fees, charges and expenses and all other costs and expenses which may be incurred in the enforcement of this Note.

                  This Note may be transferred only as a whole and not in part. This Note has not been registered under the Securities Act or any comparable state securities law.

                  After all amounts payable under this Note have been paid in full, this Note shall be surrendered to Maker for cancellation and shall not be reissued.

                  Notices to Maker shall be sent to the following address:

                             Digene Corporation
                             9000 Virginia Manor Road
                             Beltsville, Maryland 20705
                             Attention: President or Executive Vice President

or to such other address as specified in a written notice delivered to the Payee by Maker.

                  Payments and any notice to the Payee hereunder are to be delivered to the Payee the following address:

                            Murex Diagnostics Corporation
                            White Park House
                            White Park Road
                            Bridgetown, Barbados
                            Attention: Managing Director

or to such other address or account, in the case of payments, as specified in a written notice, delivered to Maker by the Payee. Notices sent to either Maker or the Payee shall be deemed received when delivered personally or two (2) days after being sent by Federal Express or other internationally recognized overnight carrier or upon receipt if sent by certified or registered mail.

                  This Note shall be governed as to validity, interpretation, construction and in all other respects by the laws of the State of Maryland.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.




                  IN WITNESS WHEREOF, the undersigned has caused this Note to be executed all as of the date first above written.
                                                    DIGENE CORPORATION


                                                    By:_________________________
                                                    Name:_______________________
                                                    Title:______________________

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.







THIS NOTE WAS ORIGINALLY ISSUED ON [              ] AND HAS NOT BEEN REGISTERED
UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY COMPARABLE STATE SECURITIES LAW. THE TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN RESTRICTIONS SET FORTH HEREIN.


                                                                       EXHIBIT C


                                 PROMISSORY NOTE

$[     ]                                                        [              ]


                  FOR VALUE RECEIVED, Digene Corporation ("Maker") hereby promises to pay to the order of Murex Diagnostics Corporation or its assigns (the "Payee") the principal sum of [
            ] Dollars ($[     ]), payable in installments in the payment
schedule provided herein, upon the terms hereinafter set forth.

                  The payments to be made hereunder by Maker shall be payable to the Payee on such dates and in such amounts as follows:


                            [                   ]


         The Maker of this Note shall be entitled to prepay this Note, without premium or penalty, in whole or in part, at any time.

         All payments under this Note shall be made in lawful currency of the United States to such place as shall be designated in writing by the Payee, and without setoff, withholding or counterclaim.

         The following events shall constitute an "Event of Default" hereunder:

                  (a) The failure of Maker to make any payment within thirty
(30) days of the date when due hereunder; or

                  (b) The filing by Maker of a voluntary petition of bankruptcy or a voluntary petition or answer seeking reorganization, arrangement, or readjustment of its debts, or any other relief under any applicable bankruptcy laws or insolvency laws, state,

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.




federal, or other, within the United States, or outside the United States, now or hereafter existing, or any agreement by Maker indicating consent to, approval or acquiescence in any such petition or proceeding; or

                  (c) The application by Maker or the consent or acquiescence of Maker in the appointment of a receiver or trustee for all or a substantial part of any of its properties; or

                  (d) The making by Maker of a general assignment for the benefit of creditors; or

                  (e) The inability of Maker or the admission of Maker in writing of its inability to pay its debts as they mature; or

                  (f) The filing of an involuntary petition against Maker seeking reorganization, arrangement or readjustment of its debts or for any other relief under any applicable bankruptcy laws or insolvency laws, state, federal, or other, within the United States or outside the United States, now or hereafter existing, or the involuntary appointment of a receiver or trustee of Maker all or a substantial part of its property or assets, or the issuance of a warrant of attachment, or execution of similar process against a substantial part of the property of Maker and the continuance of such for sixty (60) days undismissed or undischarged.

         Upon the occurrence of an Event of Default, as defined herein, at the option of the Payee or any assignee or holder of this Note and without demand, presentation, or notice of any kind, any and all of the indebtedness represented by this Note may be declared and thereupon immediately shall mature and become due and payable, and the holder may exercise any rights available to the holder by operation of law. It is agreed that the failure of the Payee to exercise any right to accelerate the maturity of the indebtedness hereunder, or indulgence granted from time to time, shall in no event be considered as a waiver of such right of acceleration or prevent the Payee from exercising such right.

         Maker will from time to time and at all times hereafter upon every reasonable request of the Payee do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered all such further acts, assignments, transfers, conveyances, powers of attorney and assurances as may be required by the Payee in order to effectively carry out the purposes and intents evidenced by this Note.

         Time is of the essence in the payment and performance of this Note.

         MAKER HEREBY WAIVES PRESENTMENT, DEMAND, PROTEST AND NOTICE OF
DISHONOR.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.




                  Upon the occurrence of an Event of Default by Maker hereunder, Maker shall pay all reasonable attorney's fees, charges and expenses and all other costs and expenses which may be incurred in the enforcement of this Note.

                  This Note may be transferred only as a whole and not in part. This Note has not been registered under the Securities Act or any comparable state securities law.

                  After all amounts payable under this Note have been paid in full, this Note shall be surrendered to Maker for cancellation and shall not be reissued.

                  Notices to Maker shall be sent to the following address:

                             Digene Corporation
                             9000 Virginia Manor Road
                             Beltsville, Maryland 20705
                             Attention:  President or Executive Vice President

or to such other address as specified in a written notice delivered to the Payee by Maker.

                  Payments and any notice to the Payee hereunder are to be delivered to the Payee at the following address:

                             Murex Diagnostics Corporation
                             White Park House
                             White Park Road
                             Bridgetown, Barbados
                             Attention:  Managing Director

or to such other address or account, in the case of payments, as specified in a written notice, delivered to Maker by the Payee. Notices sent to either Maker or the Payee shall be deemed received when delivered personally or two (2) days after being sent by Federal Express or other internationally recognized overnight carrier or upon receipt if sent by certified or registered mail.

                  This Note shall be governed as to validity, interpretation, construction and in all other respects by the laws of the State of Maryland.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS BRACKETED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.



                  IN WITNESS WHEREOF, the undersigned has caused this Note to be executed all as of the date first above written.
                                                      DIGENE CORPORATION


                                                      By:_______________________
                                                      Name:_____________________
                                                      Title:____________________